Supplement to the
Strategic Advisers® Income Opportunities Fund
April 29, 2020
Pros  pectus

The following information replaces similar information found in the “Fund Summary” section under the heading “Investment Adviser”.

Strategic Advisers (the Adviser) is the fund's manager. FIAM LLC (FIAM), PGIM, Inc. (PGIM), and T. Rowe Price Associates, Inc. (T. Rowe Price) have been retained to serve as sub-advisers for the fund. The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.

The following information supplements information found in the “Fund Services” section under the heading “Sub-Adviser(s)”.

T. Rowe Price, at 100 East Pratt Street, Baltimore, Maryland 21202, has been retained to serve as a sub-adviser for the fund. As of June 30, 2020, T. Rowe Price had approximately $1.2 trillion in assets under management.

SRQ-20-01 1.9870908.105	September 18, 2020